UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2021

Kyndryl Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40853	86-1185492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017

(Address of principal executive offices, and Zip Code)

(212) 896-2098

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2021, Kyndryl Holdings, Inc. (the “Company”) entered into an amended and restated Receivables Purchase Agreement (the “Agreement”), among Kyndryl, Inc., a wholly owned subsidiary of the Company, Banco Santander S.A. (“Santander”) and, for the limited purpose of a performance undertaking, the Company. Pursuant to the Agreement, Kyndryl, Inc. and certain of its affiliates (collectively, the “Sellers”) may sell at any one time, on a revolving basis, up to $1.1 billion of their trade receivables to Santander or its affiliates. The Company expects to treat the transfers of these receivables as sales for accounting purposes. The sales will begin in October in the United States and are expected to expand to certain other countries through the final quarter of 2021. The initial term of the Agreement is 18 months.

The Agreement contains customary representations and warranties and affirmative and negative covenants, including as to the eligibility of the receivables being sold, and contains customary repurchase events and termination events. The obligations of the Sellers under the Agreement are guaranteed by the Company under a performance undertaking.

This summary description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this report, and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation of an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Receivables Purchase Agreement, dated as of October 28, 2021, among Kyndryl, Inc., Banco Santander S.A. and solely for the purposes of Section 13.19, Kyndryl Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYNDRYL HOLDINGS, INC.

Date: November 1, 2021	By:	/s/ Simon J. Beaumont
	Name:	Simon J. Beaumont
	Title:	President